LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

COLLECTION PERIOD:                  OCTOBER 1-31, 2003                             PAYMENT DATE:   NOV 17 2003
DETERMINATION DATE:                 NOV 07 2003                                    REPORT BRANCH:  2033

------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                          TOTAL          CLASS A-1        CLASS A-2    OVERCOLLATERALIZATION
------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                       100.00%            67.32%          31.68%             1.00%
Original Pool Balance                            252,525,264.85    170,000,000.00   80,000,000.00      2,525,264.85
Note Balance Total                               250,000,000.00    170,000,000.00   80,000,000.00
Number of Contracts                                      12,955
Class Pass Through Rates                                                  1.7000%         3.2900%
Servicing Fee Rate                                     1.75000%
Indenture Trustee Fee                                  0.00350%
Custodian Fee                                          0.02000%
Backup Servicer Fee                                    0.02150%
Insurance Premium Fee                                  0.35000%
Demand Note Rate                                       6.00000%

Initial Weighted Average APR                           9.83700%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                     0.00000%
Initial Weighted Average Adjusted APR
     (net of Monthly Dealer Participation)
     of Remaining Portfolio                            9.83700%
Initial Weighted Average Remaining Term                   66.00
Initial Weighted Average Original Term                    68.00


------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                          TOTAL          CLASS A-1        CLASS A-2
------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance                                252,525,264.85    170,000,000.00   80,000,000.00    2,525,264.85
Total Note Balance                                250,000,000.00    170,000,000.00   80,000,000.00

EOP:
Number of Current Month Closed Contracts                     221
Number of Reopened Loans                                       -
Number of Contracts - EOP                                 12,734
Total Pool Balance - EOP                          245,708,682.85    163,183,417.99   80,000,000.00    2,525,264.85
Total Note Balance - EOP                          241,691,471.05    161,691,471.05   80,000,000.00

Class Collateral Pool Factors                         0.96676588        0.95112630      1.00000000

Weighted Average APR of Remaining Portfolio             9.84451%
Weighted Average Monthly Dealer
 Participation Fee Rate                                 0.00002%
Weighted Average Adjusted APR
     (net of Monthly Dealer Participation)
     of Remaining Portfolio                             9.84449%
Weighted Average Remaining Term                            65.67
Weighted Average Original Term                             68.19

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                     CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:                       Principal                                             2,856,279.25
                                        Interest                                              2,162,841.37
Early Payoffs:                          Principal Collected                                   3,859,478.50
                                        Early Payoff Excess Servicing Compensation                    0.21
                                        Early Payoff Principal Net of Rule of 78s Adj.        3,859,478.29       215
                                        Interest                                                 32,696.08
Liquidated Receivable:                  Principal Collected                                           0.00
                                        Liquidated Receivable Excess Servicing Compensation           0.00
                                        Liquidated Receivable Principal Net of Rule of 78s Adj.       0.00         0
                                        Interest                                                      0.00
Cram Down Loss:                         Principal                                                     0.00
Purchase Amount:                        Principal                                               100,824.47         6
                                        Interest                                                  2,719.68
                                        Total Principal                                       6,816,582.01
                                        Total Interest                                        2,198,257.13
                                        Total Principal and Interest                          9,014,839.14
Recoveries                                                                                            0.00
Excess Servicing Compensation                                                                         0.21
Late Fees & Miscellaneous Fees                                                                    9,417.77
Collection Account Customer Cash                                                              9,024,257.12
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                                218.72
Available Funds                                                                               9,024,475.84


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION                                                                              AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      9,024,475.84
Monthly Dealer Participation Fee                                              4.94    9,024,470.90            0.00
Prior Unpaid Dealer Participation Fee                                         0.00    9,024,470.90

Servicing Fees:                     Current Month Servicing Fee         368,266.01
                                    Prior Period Unpaid Servicing Fee         0.00
                                    Late Fees & Miscellaneous Fees        9,417.77
                                    Excess Servicing Compensation             0.21
                                       Total Servicing Fees:            377,683.99    8,646,786.91            0.00
Indenture Trustee Fee                                                       729.17    8,646,057.74            0.00
Custodian Fee                                                             4,208.75    8,641,848.99            0.00
Backup Servicer Fee                                                       4,524.41    8,637,324.58            0.00
Prior Unpaid Indenture Trustee Fee                                            0.00    8,637,324.58            0.00
Prior Unpaid Custodian Fee                                                    0.00    8,637,324.58            0.00
Prior Unpaid Backup Servicing Fee                                             0.00    8,637,324.58            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                    AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:                  Current Month                    120,416.67    8,516,907.91            0.00
                                          Prior Carryover Shortfall              0.00    8,516,907.91
Class A-2 Note Interest:                  Current Month                    109,666.67    8,407,241.24            0.00
                                          Prior Carryover Shortfall              0.00    8,407,241.24
Principal Payment Amount:                 Current Month                  4,291,317.15    4,115,924.09            0.00
                                          Prior Carryover Shortfall              0.00    4,115,924.09
Certificate Insurer:                      Reimbursement Obligations              0.00    4,115,924.09            0.00
                                          Premium                           70,493.69    4,045,430.40            0.00
Demand Note Interest Payment Amount       Current Month                     28,409.09    4,017,021.31            0.00
                                          Prior Carryover Shortfall              0.00    4,017,021.31            0.00
Demand Note                               Reimbursement                          0.00    4,017,021.31            0.00

Expenses:                                 Trust Collateral Agent                 0.00    4,017,021.31            0.00
                                          Indenture Trustee                      0.00    4,017,021.31            0.00
                                          Backup Servicer                        0.00    4,017,021.31            0.00
                                          Custodian                              0.00    4,017,021.31            0.00
Distribution to (from) the Spread Account                                4,017,021.31            0.00

------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:          BOP Liquidated Receivable Principal Balance   0.00
                                 Liquidation Principal Proceeds                0.00
                                 Principal Loss                                0.00
                                 Prior Month Cumulative Principal Loss LTD     0.00
                                 Cumulative Principal Loss LTD                 0.00

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:                 # OF CONTRACTS       AMOUNT         % OF TOTAL POOL BALANCE
Current                                11,618.00     225,117,889.09            91.62%
1-29 Days                               1,085.00      20,302,249.95             8.26%
30-59 Days                                 30.00         284,930.49             0.12%
60-89 Days                                  1.00           3,613.32             0.00%
90-119 Days                                 0.00                  -             0.00%
120 Days or More                            0.00                  -             0.00%
Total                                  12,734.00     245,708,682.85           100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------

TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                     Trigger        Trigger      Event of Default     Event of
                                    Current Month   Threshold        Event          Threshold          Default
Average Delinquency Ratio               0.00000%      6.00%           NO              8.00%              NO
Cumulative Default Rate                    0.00%      2.02%           NO              2.31%              NO
Cumulative Loss Rate                       0.00%      1.01%           NO              1.27%              NO

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                 CERTIFICATE INVENTORY                                           RECOVERY INVENTORY
                                    # OF CONTRACTS     AMOUNT *                                    # OF CONTRACTS    AMOUNT *
Prior Month Inventory                   0                  0.00  Prior Month Inventory                     0            0.00
Repurchased                             0                  0.00  Repurchased                               0            0.00
Adjusted Prior Month Inventory          0                  0.00  Adjusted Prior Month Inventory            0            0.00
Current Month Repos                     0                  0.00  Current Month Repos                       0            0.00
Repos Actually Liquidated               0                  0.00  Repos from Trust Liquidation              0            0.00
Repos Liquidated at 60+ or 150+         0                  0.00  Repos Actually Liquidated                 0            0.00
Dealer Payoff                           0                  0.00  Dealer Payoff                             0            0.00
Redeemed / Cured                        0                  0.00  Redeemed / Cured                          0            0.00
Purchased Repos                         0                  0.00  Purchased Repos                           0            0.00
Current Month Inventory                 0                  0.00  Current Month Inventory                   0            0.00

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLE STATISTICS:
------------------------------------------------------------------------------------------------------------------------------
                                    # OF CONTRACTS     AMOUNT
Current Month Balance                      0            0.00
Cumulative Balance                         0            0.00
Current Month Proceeds                                  0.00
Cumulative Proceeds                                     0.00
Current Month Recoveries                                0.00
Cumulative Recoveries                                   0.00


                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR                CUMULATIVE RECEIVABLES
                                          SALE AND BY ELECTION:                           LIQUIDATED AT 150+ AND 60+:

                                               Balance            Units                     Balance           Units
Prior Month                                     0.00                0                         0.00              0
Current Trust Liquidation Balance               0.00                0                         0.00              0
Current Monthly Principal Payments              0.00
Reopened Loan Due to NSF                        0.00                0
Current Repurchases                             0.00                0
Current Recovery Sale Proceeds                  0.00                0
Deficiency Balance of Sold Vehicles             0.00
EOP                                             0.00                0                         0.00              0

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------
SPREAD ACCOUNT RECONCILIATION
                                                                     REQUISITE AMOUNT:    3,787,879.00
Total Deposit                                       3,787,879.00
BOP Balance                                         3,787,879.00
Remaining Distribution Amount                       4,017,021.31
Investment Income                                         190.49
Current Month Draw                                             -
EOP Balance Prior to Distribution                   7,805,090.80

Spread Account Release Amount                       4,017,211.80

EOP Balance                                         3,787,879.00

Class A Principal Payment Amount                    4,017,211.80
Demand Note Supplemental Interest Payment Amount               -
Class R Certificateholder Distribution                         -

DEMAND NOTE

Demand Note Initial Balance                         5,681,818.46
Demand Note Amount                                  5,681,818.46


OVERCOLLATERALIZATION AMOUNT                        4,017,211.80

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT             13,486,909.26             5.49%

REQUIRED TOTAL ENHANCEMENT AMOUNT                  24,570,868.29            10.00%


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------
     CUMULATIVE LOSS:                                            CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------
     UP TO MONTH              TRIGGER EVENT      EVENT OF DEFAULT   UP TO MONTH      TRIGGER EVENT     EVENT OF DEFAULT
                    3            1.01%                1.27%                      3         2.02%            2.31%
                    6            2.02%                2.33%                      6         4.03%            4.23%
                    9            2.52%                2.96%                      9         4.79%            5.39%
                   12            4.03%                4.23%                     12         7.57%            7.69%
                   15            4.58%                4.81%                     15         8.71%            8.75%
                   18            5.50%                5.77%                     18        11.00%           10.49%
                   21            6.00%                6.73%                     21        11.54%           12.24%
                   24            6.65%                7.31%                     24        12.08%           13.28%
                   27            7.07%                7.89%                     27        12.86%           14.34%
                   30            7.71%                8.46%                     30        14.02%           15.38%
                   33            8.14%                9.04%                     33        14.80%           16.44%
                   36            8.57%                9.42%                     36        15.58%           17.14%
                   39            8.79%                9.61%                     39        15.98%           17.48%
                   42            9.00%               10.00%                     42        16.36%           18.18%
                   45            9.00%               10.00%                     45        16.36%           18.18%
                   48            9.00%               10.00%                     48        16.36%           18.18%
                   51            9.00%               10.00%                     51        16.36%           18.18%
                   54            9.00%               10.00%                     54        16.36%           18.18%
                   57            9.00%               10.00%                     57        16.36%           18.18%
                   60            9.00%               10.00%                     60        16.36%           18.18%
                   63            9.00%               10.00%                     63        16.36%           18.18%
                   66            9.00%               10.00%                     66        16.36%           18.18%
                   69            9.00%               10.00%                     69        16.36%           18.18%
                   72            9.00%               10.00%                     72        16.36%           18.18%
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     AVERAGE DELINQUENCY RATIO:
--------------------------------------------------------------------------------
     Up to Month                    Trigger Event    Event of Default
                      12                   6.00%           8.00%
                      24                   7.00%           9.00%
                      72                   8.00%          10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C


Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of October 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated October 1, 2003.



/s/ Marie E. Persichetti
------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
------------------------------
Maureen E. Morley
Vice President and Controller